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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):            January 22, 2001





                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)




 STATE OF DELAWARE                         1-4018             53-0257888
(State or other jurisdiction             (Commission         (IRS Employer
      of incorporation)                  File Number)       Identification No.)





    280 Park Avenue, New York, NY                               10017
(Address of principal executive offices)                      (Zip Code)





Registrant's telephone number, including area code:          (212) 922-1640


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Item 5. Other Events.


      Dover Corporation issued its Fourth Quarter Earnings Release on January 22, 2001. See Exhibit 99.1 attached.








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Item 7. Financial Statements and Exhibits

          (c)  Exhibits.

     The following Exhibits are furnished as part of Item 5 of the Report:

     99.1 Dover Corporation Fourth Quarter Earnings Release of January 22, 2001.



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                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DOVER CORPORATION
                                              (Registrant)


Date: January 22, 2001                    By: /s/George F. Meserole
                                              -----------------------
                                          George F. Meserole
                                          Vice President, Controller




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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

      99.1 Dover Corporation Fourth Quarter Earnings Press Release dated January 21, 2001.




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